UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2004

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.
1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

1-1910	BALTIMORE GAS AND ELECTRIC COMPANY	52-0280210

MARYLAND

(State of Incorporation of both registrants)

750 E. PRATT STREET, BALTIMORE, MARYLAND	21202
(Address of principal executive offices)	(Zip Code)

410-783-2800

(Registrants’ telephone number, including area code)

NOT APPLICABLE

(Former name, former address
and former fiscal year, if changed since last report)

ITEM 7.  Financial Statements and Exhibits

(c)	Exhibit No. 99	Press Release of Constellation Energy Group, Inc. issued on July 30, 2004.

ITEM 12. Results of Operations and Financial Condition

Pursuant to the requirements of Item 12 of Form 8-K, the registrants are furnishing (and not filing) on Form 8-K the press release attached hereto as Exhibit No. 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

BALTIMORE GAS AND ELECTRIC COMPANY
(Registrant)

Date:	July 30, 2004	/s/ E. Follin Smith
E. Follin Smith, Executive Vice President of Constellation Energy Group, Inc. and Senior Vice President of Baltimore Gas and Electric Company, and as Principal Financial Officer of each Registrant

EXHIBIT INDEX

Exhibit No. 99	Press Release of Constellation Energy Group, Inc. issued on July 30, 2004.